UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           __________________________


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) August 15, 2005
                                                         ---------------



                                  Nephros, Inc.
                                  -------------
               (Exact Name of Registrant as Specified in Charter)

                        Commission File Number: 001-32288
                                                ---------

           Delaware                                            13-3971809
           --------                                            ----------
 (State or other Jurisdiction of                             (I.R.S. Employer
         Incorporation)                                     Identification No.)


                     3960 Broadway, New York, New York 10032
                     ---------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (212) 781-5113
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

      On August 15, 2005, Nephros, Inc. issued a press release announcing its financial results for the three and six months ended June, 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1. The information in this report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.

Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits

      99.1  Press Release issued by Nephros, Inc. dated August 15, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: August 15, 2005



                                        NEPHROS, INC.

                                        By: /s/ Marc L. Panoff
                                           ------------------------------------
                                           Marc L. Panoff
                                           Chief Financial Officer (Principal
                                           Financial and Accounting Officer)